As filed with the U.S. Securities and Exchange Commission on July 12, 2023

File No. 333-[    ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Hartford Funds Exchange-Traded Trust

(Exact Name of Registrant as Specified in Charter)

690 Lee Road

Wayne, Pennsylvania 19087

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-610-386-4068

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copies of Communications to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, no par value per share, of Hartford Quality Value ETF.

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective on August 11, 2023 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

HARTFORD QUALITY VALUE FUND

THE HARTFORD MUTUAL FUNDS II, INC.

Dear Shareholder,	August [11], 2023

We are writing to inform you about a transaction that will affect your investment in Hartford Quality Value Fund.

You are receiving this Combined Information Statement/Prospectus because you own shares in Hartford Quality Value Fund (the “Acquired Fund”), a series of The Hartford Mutual Funds II, Inc., a Maryland corporation (“HMF II”). We are pleased to inform you of the planned conversion of the Acquired Fund, which is a mutual fund, into an exchange-traded fund (“ETF”), which will continue to be managed by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”).

Pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”), the Acquired Fund will be converted into an ETF through the reorganization of the Acquired Fund into Hartford Quality Value ETF (the “Acquiring Fund”), a newly created series of Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), that has the same investment objective, investment policies and investment strategies and the same portfolio management team as the Acquired Fund. We refer to this transaction as the “Conversion.” Each of the Acquired Fund and Acquiring Fund are referred to as a “Fund” and, together, the “Funds.”

The Conversion, which is expected to be consummated on or about October 13, 2023, is described in more detail in the attached Combined Information Statement/Prospectus. You should review the Combined Information Statement/Prospectus carefully and retain it for future reference. The Conversion does not require your approval, and you are not being asked to vote.

We believe the Conversion will result in multiple benefits for shareholders. The Board of Directors of The Hartford Mutual Funds II, Inc., including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquired Fund, the members of which also serve as Trustees of the Acquiring Fund, has approved the Conversion based on its determination that it is in the best interest of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Conversion.

The Conversion will provide multiple potential benefits for shareholders, including:

•	Lower net expenses
•	Intraday Trading Flexibility
•	Increased Transparency
•	Potential for Enhanced Tax Efficiency

The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code. In connection with the Conversion, your shares of the mutual fund will be exchanged for shares of equal value of the new ETF. Following the Conversion, the Acquired Fund will be liquidated.

In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your Acquired Fund shares in a brokerage account that can accept shares of an ETF. No action is required on your part if you hold your mutual fund shares in a brokerage account that can hold shares of an ETF. If Acquired Fund shareholders do not hold their shares of the Acquired Fund through a brokerage account that can accept shares of an ETF, they will not receive shares of the Acquiring Fund as part of the Conversion. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of an ETF, please see the enclosed Combined Information Statement/Prospectus for additional actions that such Acquired Fund shareholders must take to receive shares of the Acquiring Fund as part of the Conversion.

If you do not wish to participate in the Conversion, you can exchange your Acquired Fund shares for shares of another Hartford mutual fund or redeem your Acquired Fund shares as disclosed in the Acquired Fund’s prospectus. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

Sincerely,

[insert signature]

President

The Hartford Mutual Funds II, Inc.

QUESTIONS AND ANSWERS

Shareholders should read the entire accompanying Combined Information Statement/Prospectus carefully. The following questions and answers will help explain the Conversion (as defined below), including the reasons for the Conversion. A more detailed discussion of the Conversion follows this section.

Q:         What is happening to Hartford Quality Value Fund? Why am I receiving this document?

A:         The attached Combined Information Statement/Prospectus provides you with information about the conversion of Hartford Quality Value Fund (the “Acquired Fund”), a series of The Hartford Mutual Funds II, Inc. (“HMF II”), which is currently operated as a mutual fund, into Hartford Quality Value ETF (the “Acquiring Fund”), a newly created series of Hartford Funds Exchange-Traded Trust (the “Trust”) (this transaction is referred to herein as the “Conversion”). The Acquiring Fund is an exchange-traded fund (“ETF”) and has the same investment objective, strategies and policies as the Acquired Fund. As an ETF, the Acquiring Fund’s shares will be listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”) following the Conversion. The Conversion will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”), a form of which is attached as Exhibit A to this Combined Information Statement/Prospectus.

The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED FUND SHARES – QUESTIONS AND ANSWERS, beginning on page vi, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Fund Shares to holding shares of the Acquiring Fund.

Q:	What are the differences between an ETF and a mutual fund?

A:	ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

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A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

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A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market prices.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

i

Q:         Has the Board of Directors approved the Conversion?

A:         Yes, the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Acquired Fund Board” or “Board”) approved the Conversion. The Acquired Fund Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Conversion.

Q.         What information did the Acquired Fund Board consider when evaluating the Conversion?

A.         The Acquired Fund Board considered the Conversion proposed by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) and approved the Plan with respect to the Acquired Fund. In considering the Plan, the Acquired Fund Board requested and received detailed information from the officers of HMF II, and representatives of HFMC, regarding the Conversion, including: (1) the reasons for and expected shareholder benefits of the Conversion; (2) the investment objectives, investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (3) a comparison of the fees and expenses of the Funds; (4) the proposed plan for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management and business of HFMC and its affiliates; (6) the impacts of the Conversion on the Acquired Fund and shareholders of the Acquired Fund, including shareholders that will not participate in the Conversion; and (7) the specific terms of the Plan.

Q:         Why is the Conversion occurring?

A:         The Directors of The Hartford Mutual Funds II, Inc. (who are also the Trustees of Hartford Funds Exchange-Traded Trust) concluded that the Conversion is in the best interests of the Acquired Fund because it is expected to provide certain potential benefits including lower net expenses, intraday trading flexibility, increased portfolio transparency, and the potential for enhanced tax efficiency.

Q:         How will the Conversion affect me as a shareholder?

A:         When the Conversion is completed, you will cease to be a shareholder of the Acquired Fund. As of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts that can hold ETF shares will no longer be eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements will be revised such that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Conversion.

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Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.

•

Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.

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Directly Held Retirement and Qualified Accounts. If you hold your shares of the Acquired Fund directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund Shares to a brokerage account that can accept shares of the ETF and be established as a Qualified Account prior to October 6, 2023 (see “Direct Accounts” below for more information) or (ii) provide instructions for the exchange or reinvestment of Acquired Fund Shares prior to the Conversion. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund Shares will – without any further notice – be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund, a mutual fund managed by HFMC (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund Shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date, which currently is scheduled for October 13, 2023. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund Shares held in the Directly Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Directly Held Qualified Account shareholders.

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Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e., not held at the plan level or as an omnibus position), Hartford Administrative Services Company (“Direct Account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of an ETF prior to October 6, 2023. If such a change is not made before October 6, 2023, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to all Acquired Fund shareholders in lieu of fractional shares of the Acquiring Fund, as applicable, which may be taxable. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of Hartford Quality Value ETF are expected to be listed for trading on the Cboe BZX Exchange, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all trading in ETF shares, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

Q:         Am I being asked to vote on the Conversion?

A:         No. Shareholders of the Acquired Fund are not required to approve the Conversion under Maryland law or the 1940 Act, or the organizational documents governing the Acquired Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Q:         Will the Conversion affect the way my investments are managed?

A:         No. HFMC and Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”), the Investment Manager and Sub-Adviser, respectively, to the Acquired Fund are also the Investment Manager and Sub-Adviser, respectively, to the Acquiring Fund. The Acquiring Fund will have the same investment objective, investment strategy and fundamental investment policies as the Acquired Fund. The same individuals currently responsible for the day-to-day investment of the assets of the Acquired Fund will also be responsible for the day-to-day portfolio investment of the assets of the Acquiring Fund.

Q:         Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Acquired Fund?

A:         Yes. Following the Conversion, the Acquiring Fund is expected to have a lower net expense ratio than the net expense ratio of each share class of the Acquired Fund after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Investment Manager and the Acquired Fund.

More information on the effects of the potential expense reductions is available in the accompanying Combined Information Statement/Prospectus.

Q:         Are there other benefits that I could experience as a shareholder of the Acquiring Fund?

A:         Yes. In addition to lower net expenses, as a shareholder of the Acquiring Fund, you could also benefit from the intraday trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency available from investing in ETFs.

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Intraday Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

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Increased Portfolio Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following the Conversion, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at www.hartfordfunds.com.

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Potential for Enhanced Tax Efficiency. Shareholders of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency available from the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all shareholders of the mutual fund that hold their shares in taxable accounts.

Q:         Are there any differences in risks between the Acquired Fund and Acquiring Fund?

A:         Yes. While the portfolio investment risks of the Acquired Fund and Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For example, you will be subject to the risk that your shares of the Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquired Fund’s NAV and possibly result in trading halts and/or delisting. Following the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.”

Q:         Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A:         Yes. As noted above, as a shareholder of the Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees. Acquiring Fund Shares, however, may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund will not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Q:         Will shareholders have to pay any sales load, commission or other similar fee in connection with the Conversion?

A:         No. Neither the Acquired Fund nor Acquiring Fund shareholders will pay any sales load, commission, or other similar fee in connection with the Conversion.

Q:         When is the Conversion expected to occur?

A:         The Conversion is expected to take effect as of the close of business on or about October 13, 2023 (the “Closing Date”). The Acquired Fund will publicly disclose material developments, including the date of the Conversion.

Q:         Who will pay the costs in connection with the Conversion?

A:         HFMC will pay the costs incurred by the Funds associated with the Conversion (including the legal costs associated with the Conversion). Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by HFMC.

Q:         Will the Conversion result in any federal tax liability to me?

A:         The Conversion is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Conversion qualifies for tax-free treatment, Acquired Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Conversion (except with respect to cash received in liquidation of your Acquired Fund Shares in lieu of receiving Acquiring Fund Shares). Capital gains from securities sales by the Acquired Fund prior to the Conversion may be distributed by the Acquiring Fund after the Conversion.

You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a.

The information about tax consequences in this document relates to the federal income tax consequences of the Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of the Conversion.

Q:         Can I purchase, redeem or exchange Acquired Fund Shares before the Conversion takes place?

A:         Yes. You can purchase Acquired Fund Shares until October 11, 2023. You can exchange or redeem Acquired Fund Shares until the day before the Conversion occurs. That means your exchange or redemption order must be received by October 12, 2023. Any shares not redeemed before the date of the Conversion, which we expect will occur on October 13, 2023, will be exchanged for shares of the Acquiring Fund, unless they are not held in a brokerage account that can hold shares of the Acquiring Fund or are fractional shares, in which case such shares will be liquidated and you will receive cash equal in value to the NAV of your liquidated Acquired Fund Shares. If you do not hold your shares in such a brokerage account, your shares will be redeemed immediately before the Conversion, which could be a taxable event for you. As of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts will no longer be eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements will be revised so that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund.

Q:         Whom do I contact for further information?

A:         You can contact your financial intermediary for further information. You also may contact the Acquired Fund at 1-888-843-7824. You can also find information online at www.hartfordfunds.com.

Important additional information about the Conversion is set forth in the accompanying Combined Information

Statement/Prospectus. Please read it carefully.

v

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED FUND SHARES

QUESTIONS AND ANSWERS

(For Shareholders Holding Acquired Fund Shares in non-Brokerage Accounts)

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Acquired Fund Shares prior to the Conversion in order to receive shares of the Acquiring Fund.

Q:         What types of accounts can receive shares of the Acquiring Fund as part of the Conversion?

A:         If you hold your Acquired Fund Shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Conversion. No further action is required.

Q:         What types of accounts cannot receive shares of the Acquiring Fund as part of the Conversion?

A:         The following account types generally cannot hold shares of ETFs:

•	Non-Accommodating Brokerage Accounts. A brokerage account with a financial intermediary that only allows you to hold shares of mutual funds.

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Retirement Accounts Held with Financial Intermediary. An individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform.

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Directly Held Retirement and Qualified Accounts. Shares held directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”).

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Direct Accounts. Shares of the Acquired Fund held in an account directly with the Acquired Fund at its transfer agent (i.e., not held at the plan level or as an omnibus position), Hartford Administrative Services Company (“Direct Account”).

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial intermediary.

Q:         How do I transfer my Acquired Fund Shares from a Directly Held Qualified Account to a brokerage account that will accept Acquiring Fund Shares?

A:         Transferring your Acquired Fund Shares from a Directly Held Qualified Account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to establish such a relationship and open such an account.

We suggest you provide your broker with a copy of your quarterly statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q:         How do I transfer my Acquired Fund Shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept Acquiring Fund Shares?

A:         The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q:         What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Conversion?

A:         In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Conversion.

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Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.

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Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.

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Directly Held Retirement and Qualified Accounts. If you own Acquired Fund Shares directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund Shares to a brokerage account that can accept shares of an ETF and be established as a Qualified Account prior to October 6, 2023 (see “Direct Accounts” below for more information) or (ii) provide instructions for the exchange or reinvestment of Acquired Fund Shares prior to the Conversion. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund Shares will – without any further notice – be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund, a mutual fund managed by HFMC (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund Shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date, which currently is scheduled for October 13, 2023, but may occur sooner. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund Shares held in the Directly Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Directly Held Qualified Account shareholders.

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Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e. not held at the plan level or as an omnibus position), Hartford Administrative Services Company (“Direct Account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to October 6, 2023. If such a change is not made before October 6, 2023, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

Q:         What if I do not want to own shares of the Acquiring Fund?

A:         If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund Shares for shares of another Hartford Funds mutual fund or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund Shares will be a taxable event if you hold your shares in a taxable account. As of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts will no longer be eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements will be revised so that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund. The last date to redeem your shares or exchange them into another Hartford mutual fund prior to the Conversion will be October 12, 2023. The date may change if the Closing Date of the Conversion changes. Any changes to the Closing Date of the Conversion will be communicated to shareholders.

COMBINED INFORMATION STATEMENT/PROSPECTUS

Dated August [11], 2023

HARTFORD QUALITY VALUE FUND

THE HARTFORD MUTUAL FUNDS II, INC.

HARTFORD QUALITY VALUE ETF

HARTFORD FUNDS EXCHANGE-TRADED TRUST

690 Lee Road, Wayne, Pennsylvania 19087

1-888-843-7824

This Combined Information Statement/Prospectus is furnished to shareholders of Hartford Quality Value Fund (“Acquired Fund”), a series of The Hartford Mutual Funds II, Inc. (“HMF II” or the “Company”), a Maryland corporation, to inform them of a plan to reorganize the Acquired Fund into an exchange-traded fund (“ETF”), which will continue to be managed by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”).

The Acquired Fund will be reorganized into Hartford Quality Value ETF (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a newly created series of Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (“Trust”) and the Acquired Fund will subsequently be liquidated (this transaction is referred to as the “Conversion”).

The Board of Directors of The Hartford Mutual Funds II, Inc. (who are also Trustees of Hartford Funds Exchange-Traded Trust) (“Acquired Fund Board” or “Board”) approved the Conversion. The Acquired Fund Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Conversion.

The Conversion will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. A copy of the form of the Plan pertaining to the Conversion is included as Exhibit A to this Combined Information Statement/Prospectus.

For federal income tax purposes, the Conversion is intended to be structured as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of the Acquired Fund on the Closing Date (as defined below) of the Conversion, you will receive shares of the Acquiring Fund and/or, in some cases, cash or shares of The Hartford Short Duration Fund that, in aggregate, have the same value as your Acquired Fund shares on that date. Shares of the Acquiring Fund, however, are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund, which may be taxable. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the enclosed Combined Information Statement/Prospectus that follows for additional actions that such Acquired Fund shareholders must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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The Acquired Fund and the Acquiring Fund have identical investment objectives, fundamental investment policies, investment strategies and portfolio management teams. The principal executive offices of the Company and the Trust are located at 690 Lee Road, Wayne, Pennsylvania 19087.

Shares of the Acquiring Fund are expected to be listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”).

The Conversion is anticipated to occur as of the close of business on or about October 13, 2023 (the “Closing Date”). The Closing Date may be delayed. The Acquired Fund will publicly disclose any changes to the Closing Date.

In preparation for the Conversion, as of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts will no longer be eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements will be revised so that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund. Purchase orders must be received by the Acquired Fund by October 11, 2023, and exchange orders and redemption orders must be received by the Acquired Fund by October 12, 2023. These dates may change if the Closing Date of the Conversion changes.

Any Acquired Fund shares that Converting Shareholders hold after the final redemption date listed above will be exchanged for shares of the Acquiring Fund as a result of the Conversion (other than fractional shares, which will be liquidated for cash).

The Acquiring Fund’s shares are expected to begin trading on the Exchange on October 16, 2023.

This Combined Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Combined Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Combined Information Statement/Prospectus and the proposed Conversion (the “Statement of Additional Information”), dated August [11], 2023, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Combined Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Combined Information Statement/Prospectus.

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Acquired Fund Prospectus and Statement of Additional Information dated March 1, 2023 for The Hartford Mutual Funds II, Inc, as supplemented, which is on file with the SEC (File Nos. 002-11387 and 811-00558) (Accession No.  0001193125-23-053814);

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Annual Report to shareholders of the Acquired Fund for the fiscal year ended October 31, 2022, which has been previously sent to shareholders of the Acquired Fund and is on file with the SEC (File No. 811-00558) (Accession No. 0001193125-23-003085);

•	Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended April 30, 2023, which is on file with the SEC (File No. 811-00558) (Accession No. 0001193125-23-183384); and
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the Acquiring Fund Prospectus and Statement of Additional Information dated August [9], 2023 for Hartford Funds Exchange-Traded Trust, which is on file with the SEC (File Nos. 333-215165 and 811-23222) (Accession No. [    ]).

The Acquiring Fund has not yet commenced operations as of the date of this Combined Information Statement/Prospectus. The Acquiring Fund has filed a Prospectus and Statement of Additional Information with the SEC as it will be offered after the Conversion. That filing will be effective prior to the Conversion.

The Acquired Fund can be reached by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. The Acquired Fund’s prospectus, statement of additional information, and Annual Report and Semi-Annual Report are available at www.hartfordfunds.com.

You may request free copies of the Acquired Fund’s prospectus and statement of additional information (including any supplement thereto), by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

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You may request free copies of the Acquiring Fund’s prospectus and statement of additional information (including any supplement thereto), by calling 1-800-456-7526, or by writing to Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available. A copy of the Acquiring Fund’s prospectus accompanies this Combined Information Statement/Prospectus.

All available materials have been filed with the SEC.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This Combined Information Statement/Prospectus dated August [11], 2023, is expected to be mailed to shareholders of the Acquired Fund on or about August 25, 2023.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THE US COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

This is only a summary of certain information contained in this Combined Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Combined Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Combined Information Statement/Prospectus in Exhibit A, and the Acquiring Fund Prospectus, which accompanies this Combined Information Statement/Prospectus. For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you,” and “your” refer to shareholders of the Acquired Fund.

What is happening to the Acquired Fund?

The Acquired Fund, which is currently operated as an open-end mutual fund, will be converted into an ETF through the reorganization of the Acquired Fund into the newly created Acquiring Fund, an ETF that has the same investment objective, policies and strategies as the Acquired Fund. As an ETF, the Acquiring Fund’s shares will be traded on an exchange and are expected to be listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”). The reorganization of the Acquired Fund into the Acquiring Fund, along with the subsequent liquidation of the Acquired Fund, is referred to in this Combined Information Statement/Prospectus as the “Conversion.” The Conversion will be accomplished in accordance with the Agreement and Plan of Reorganization and Liquidation. For reference purposes, the names of the Acquired Fund and Acquiring Fund are listed in the chart below.

Acquired Fund	Acquiring Fund
Hartford Quality Value Fund	Hartford Quality Value ETF

How will the Conversion be implemented?

The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, as of the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who as of the closing date of the Conversion hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders.

After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund except as set forth above for shareholders who do not hold their Acquired Fund shares in a brokerage account that can hold ETFs. This exchange will occur on the Closing Date of the Conversion. The Closing Date of the Conversion is expected to be as of the close of business on October  13, 2023. The Acquired Fund will publicly disclose any changes to the Closing Date.

Why is the Conversion happening and did the Board approve the Conversion?

After considering the recommendation of the Hartford Funds Management Company, LLC (the “Investment Manager” or “HFMC”), including the potential impact of the Conversion of the Acquired Fund’s shareholders, the Directors of the Acquired Fund (who are also the Trustees of the Acquiring Fund) concluded that the Conversion is in the best interests of the Acquired Fund. The Acquired Fund’s Board determined that the Conversion would have potential benefits for shareholders of the Acquired Fund including lower expected costs, intraday trading, enhanced portfolio transparency and potential tax benefits.

With respect to potential tax benefits, the ETF structure of the Acquiring Fund may provide benefits with respect to capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same process. As a result, shareholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares.

In addition, the Acquiring Fund is expected to have a lower net expense ratio than each share class of the Acquired Fund. The Acquired Fund Board recognizes that as shareholders of an ETF after the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Fund Shares that the shareholders did not experience as Acquired Fund shareholders. However, the Acquired Fund Board believes that the benefits of the ETF structure outweigh these costs. Shareholders of the Acquiring Fund will also benefit from intraday trading flexibility and increased transparency of portfolio holdings.

The Acquired Fund and the Acquiring Fund have identical investment objectives and strategies and identical fundamental investment policies. Each Fund will also have substantially similar risks although the Acquiring Fund will be subject to certain ETF-specific risks. HFMC and Wellington Management Company LLP (“Wellington Management” or the “Sub-Adviser”) will continue as the investment adviser and sub-adviser, respectively, of the Acquiring Fund after the Conversion and no change in portfolio managers will result from the Conversion. As shareholders of the Acquiring Fund after the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that the shareholders do not experience as shareholders of the Acquired Fund. However, shareholders of the Acquiring Fund after the Conversion will not bear expenses specific to mutual funds, including sales charges and Rule 12b-1 distribution fees that are borne by certain shareholders of the Acquired Fund.

The Acquired Fund Board, including all of the Acquired Fund Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), after careful consideration, have determined that the Conversion is in the best interests of the Acquired Fund, and will not dilute the interests of the existing shareholders of the Acquired Fund. The Acquired Fund Board made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, under the discussion of the Conversion in the section entitled “Reasons for the Conversion.”

Similarly, the Board of Trustees of Hartford Funds Exchange-Traded Trust, including all of the Independent Trustees, has approved the Conversion with respect to the Acquiring Fund. The Board of Trustees of Hartford Funds Exchange-Traded Trust has determined that the Conversion is in the best interest of the Acquiring Fund.

How will the Conversion affect me?

When the Conversion is consummated, you will cease to be a shareholder of the Acquired Fund. As of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts will no longer be eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements will be revised such that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Conversion.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.

Retirement Accounts Held with Financial Intermediary. If you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion.

Directly Held Retirement and Qualified Accounts. If you own Acquired Fund shares directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund shares to a brokerage account that can accept shares of an ETF and be established as a Qualified Account prior to October 6, 2023 (see “Direct Accounts” below for more information) or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund shares will – without any further notice – be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund, a mutual fund managed by HFMC (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Acquired Fund. If you do not wish for your Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, you must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date, which currently is scheduled for October 13, 2023, but may occur sooner. If the Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund shares held in the Directly Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Directly Held Qualified Account shareholders.

Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e. not held at the plan level or as an omnibus position), Hartford Administrative Services Company (“Direct Account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to October 6, 2023. If such a change is not made before October 6, 2023, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which is a taxable event.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A for shareholders holding acquired fund shares in non-brokerage accounts above, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund are expected to be listed for trading on the Cboe BZX Exchange, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, as an ETF, will not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Who will bear the costs associated with the Conversion?

HFMC will pay for the costs incurred by the Funds associated with the Conversion (including the legal costs associated with the Conversion). Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by HFMC.

What are the federal income tax consequences of the Conversion?

As a condition to the closing of the Conversion, the Acquired Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Acquired Fund will recognize gain or loss as a direct result of the Conversion of the Acquired Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund shares that you surrender in the Conversion. Capital gains from securities sales by the Acquired Fund prior to the Conversion may be distributed by the Acquiring Fund after the Conversion. Prior to the consummation of the Conversion, you may redeem your Acquired Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of the Acquired Fund through an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a.

You should consult your tax advisor regarding the effect, if any, of the Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Conversion, please see the section entitled “Information About the Plan - What are the federal income tax consequences of the Conversion?”

How do the Funds’ investment objectives, investment strategies, and investment policies compare?

The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies and fundamental investment policies.

What are the principal risks of an investment in the Funds?

The principal investment risks for each Fund are set forth in that Fund’s prospectus and described below in the section entitled “Comparison of Some Important Features of the Funds – Comparison of Investment Objectives and Policies.” Each Fund’s principal investment risks include market risk, equity risk, large cap securities risk, value investing style risk, dividend risk, active investment management risk, sector risk and ESG integration risk. Unlike the Acquired Fund, however, the Acquiring Fund’s principal risks do not include large shareholder transaction risk and securities lending risk. Conversely, the Acquiring Fund is subject to certain risks unique to operating as an ETF, which do not apply to the Acquired Fund. The Acquiring Fund is subject to the additional following risks as compared to the Acquired Fund:

•

Market Price Risk – The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.

•

Cash Transactions Risk – The Fund, unlike certain other ETFs, may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

•

Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

•

Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

For further information about the risks of investments in the Funds, see “Principal Risks” below.

How will the Conversion affect the fees and expenses that I pay as a shareholder of a Fund?

Following the Conversion, the Acquiring Fund is expected to have a lower net expense ratio than that of each share class of the Acquired Fund because, although the Acquiring Fund’s investment management fee will be the same as that of the Acquired Fund, its other expenses will be lower than those of the Acquired Fund after taking into consideration the fee waivers and/or expense reimbursements agreed to by the Investment Manager with respect to the share classes of the Acquired Fund. The lower net expense ratio of the Acquiring Fund is attributable primarily to the unitary structure of the Acquiring Fund’s management fee, whereby the Investment Manager pays all Acquiring Fund expenses (with certain exceptions) that exceed the amount of the management fee. A comparison of the fees and expenses of the Acquired Fund and Acquiring Fund is provided below under the heading, “Comparison of Fees.”

What are the distribution arrangements for the Funds?

Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for the Acquired Fund shares. ALPS Distributors, Inc. (“ALPS”) serves as the principal underwriter and distributor for the shares of the Acquiring Fund. Each of HFD and ALPS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS will not distribute shares of the Acquiring Fund in amounts less than a Creation Unit (as defined below), and it does not maintain a secondary market in the shares of the Acquiring Fund. Neither HFD nor ALPS has any role in determining the investment policies of a Fund or the securities that are purchased or sold by a Fund. ALPS’ principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

What are the Funds’ arrangements for purchases, exchanges, and redemptions?

The Acquired Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and selling or redeeming shares. You may refer to the Acquiring Fund prospectus accompanying this Combined Information Statement/Prospectus under the section entitled “How To Buy And Sell Shares” for the procedures applicable to purchases and sales of shares of the Acquiring Fund, which are also summarized below. As with all ETFs, only Authorized Participants may purchase or redeem the Acquiring Fund’s shares directly from the Acquiring Fund at NAV in creation units, which are large blocks of shares. Retail shareholders purchase and sell shares in the secondary market at a market price on an exchange. The Acquired Fund’s prospectus provides information under the section entitled “How To Buy And Sell Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Acquired Fund, which are also summarized below.

Acquiring Fund

Shares of the Acquiring Fund are listed for trading on a national securities exchange and can be bought and sold in the secondary market through a broker-dealer at market price throughout the trading day like shares of other publicly traded companies. The price of Acquiring Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. The Acquiring Fund does not impose any minimum investment amount for shares of the Acquiring Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares involves certain costs that apply to all ETF transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread – the difference between the bid price (the highest price at which buyers are willing to buy shares) and the ask price (the lowest price at which sellers are willing to sell shares) (the “bid-ask spread”). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.

The Acquiring Fund does not provide for the exchange of shares.

Acquired Fund

An investor may purchase shares of the Acquired Fund through a financial intermediary. The Acquired Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Certain classes may not be available through all financial intermediaries. Certain classes of shares of the Acquired Fund may also be purchased through the Acquired Fund’s transfer agent by filling out an account application and mailing it to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824. You also may visit www.hartfordfunds.com to access an account application. The Acquired Fund is open on those days when the New York Stock Exchange (the “NYSE”) is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

Shareholders of the Acquired Fund may exchange their shares of the Acquired Fund for the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds.

Shares of one class of the Acquired Fund may be converted into (i.e., reclassified as) shares of a different class of the Acquired Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the Acquired Fund’s prospectus).

You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Acquired Fund and may charge you for this service.

With respect to accounts held directly with the transfer agent (i.e. not held at the plan level or as an omnibus position), you may also sell your shares through the Acquired Fund’s transfer agent as noted below.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of the Acquired Fund through a broker-dealer or other financial intermediary, HFMC and/or its affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions that sell the shares of the Hartford mutual funds, and/or financial intermediaries and other intermediaries that provide services to the Hartford mutual funds. These payments may vary from one product to another.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary, HFMC and/or its affiliates may make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) for access to brokerage platforms or distribution channels and/or support and/or services related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Acquiring Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, all of which are intended to encourage the sale of Acquiring Fund Shares. HFMC and/or its affiliates may also make payments to Financial Intermediaries for the provision of analytical or other data to HFMC or its affiliates relating to sales of Acquiring Fund Shares.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

Comparison of Investment Objectives and Policies

The investment objectives of the Funds and the Funds’ principal investment strategies are identical, as shown in the following table.

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	Identical.
Diversification Status	The Fund is diversified.	Identical.
Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to seek to identify high-quality companies demonstrating a commitment to dividends and shareholders and improving or sustainable operating characteristics. Wellington Management’s investment process focuses on companies that it believes are undervalued market leaders, industries with improving supply/demand trends, and companies that it believes are out-of-favor with less downside risk than the overall market. Wellington Management also integrates the evaluation of financially material environmental, social, and/or governance (“ESG”) characteristics (where available for a company) into its fundamental analysis. ESG characteristics are one of several factors that contribute to Wellington Management’s overall evaluation of the risk and return potential of a company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus in one or more sectors of the market.

Identical.

Principal Risks

The principal risks associated with an investment in the Acquired Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF and certain principal risks (Securities Lending Risk and Large Shareholder Transaction Risk) of the Acquired Fund are not principal risks, but rather additional risks of the Acquiring Fund. The principal risks for the Acquired Fund and Acquiring Fund are identified below followed by a description of each risk.

The principal risks associated with an investment in the Acquired Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF and certain principal risks (Securities Lending Risk and Large Shareholder Transaction Risk) of the Acquired Fund are not principal risks, but rather additional risks of the Acquiring Fund. The principal risks for the Acquired Fund and Acquiring Fund are identified below followed by a description of each risk, with the new principal risks of the Acquiring Fund indicated in bold. Each of the principal risks of the Acquiring Fund are set forth in the prospectus that accompanies this Combined Information Statement/Prospectus.

Market Risk	Sector Risk
Equity Risk	ESG Integration Risk
Large Cap Securities Risk	Market Price Risk
Value Investing Style Risk	Cash Transactions Risk
Dividend Risk	Authorized Participant Concentration Risk
Active Investment Management Risk	Valuation Risk

Market Risk

Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.

Equity Risk	The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.

Large Cap Securities Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Value Investing Style Risk

Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.

Dividend Risk

Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.

Active Investment Management Risk

The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.

Sector Risk

To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.

ESG Integration Risk

Integrating ESG analysis into the investment process carries the risk that the Fund may perform differently from, and may underperform, funds that do not integrate ESG into their analysis, or funds that evaluate different ESG characteristics. ESG characteristics are not the only factors considered and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.

Market Price Risk

The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many exchange-traded funds (“ETFs”), the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.

Cash Transactions Risk

The Fund, unlike certain other ETFs, may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As with all investments, you may lose money by investing in the Funds.

Comparison of Fees

Fund shareholders pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Acquired Fund for the fiscal period ended April 30, 2023. Prior to the Conversion on or about October 6, 2023, Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund (other than those held in Direct Accounts as described elsewhere in this Combined Information Statement/Prospectus) will be automatically converted into Class F shares.

The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Conversion, based on pro forma net assets as of April 30, 2023, as if the Conversion were in effect for the 12-month period. The fee tables do not reflect the costs associated with the Conversion. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares. Actual expenses may vary significantly.

Fees

Shareholder Fees (fees paid directly from your investment):

	Acquired Fund – Hartford Quality Value Fund									Pro Forma – Acquiring Fund – Hartford Quality Value ETF
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%*	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*,(1)	1.00%*	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund – Hartford Quality Value Fund									Pro Forma – Acquiring Fund – Hartford Quality Value ETF
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None	None
Other expenses	0.25%	0.29%	0.19%	0.31%	0.25%	0.22%	0.10%	0.20%	0.10%	0.00%
Total annual fund operating expenses	0.95%	1.74%	0.64%	1.26%	0.95%	0.67%	0.55%	0.65%	0.55%	0.45%
Fee waiver and/or expense reimbursement	0.00%(2)	0.03%(2)	0.00%(2)	0.08%(2)	0.07%(2)	0.04%(2)	0.09%(2)	0.08%(2)	0.09%(2)	None
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%(2)	1.71%(2)	0.64%(2)	1.18%(2)	0.88%(2)	0.63%(2)	0.46%(2)	0.57%(2)	0.46%(2)	0.45%

*

In connection with the Conversion, beginning on June 1, 2023, no sales charges will be imposed on purchases of Class A shares of the Fund, and no contingent deferred sales charges (“CDSC”) will be imposed on redemptions of Class A or Class C shares of the Fund.

(1)	Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)

Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18% (Class R3), 0.88% (Class R4), 0.63% (Class R5), 0.46% (Class R6), 0.57% (Class Y), and 0.46% (Class F). This contractual arrangement will remain in effect until February 29, 2024 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.

Expense Examples

The Examples assume that you invest $10,000 in the Funds for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses after any fee waivers and expense reimbursements that are or will be in effect for the Acquired Fund and the Acquiring Fund for the first year, as described above in the fee table, and total annual fund operating expenses not including fee waivers and expense reimbursements thereafter. The Examples for the Acquired Fund assume that Class C shares will convert to Class A shares after a period of eight years, due to the conversion feature applicable to Class C shares of the Acquired Fund. There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Conversion; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Year 1	Year 3	Year 5	Year 10
Hartford Quality Value Fund (Acquired Fund)
Class A	$642	$836	$1,047	$1,652
Class C	$274	$545	$941	$2,049
Class I	$65	$205	$357	$798
Class R3	$120	$392	$684	$1,516
Class R4	$90	$296	$519	$1,160
Class R5	$64	$210	$369	$831
Class R6	$47	$167	$298	$681
Class Y	$58	$200	$354	$803
Class F	$47	$167	$298	$681
Pro Forma – Hartford Quality Value ETF (Acquiring Fund)	$46	$144	$252	$567

Comparison of Performance

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history prior to the Conversion. The Acquiring Fund has been organized solely in connection with the Conversion to acquire all of the eligible assets and liabilities of the Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Conversion, the Acquired Fund will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after liquidation of the Acquired Fund).

The historical performance of the Acquired Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund prospectus that accompanies this Combined Information Statement/Prospectus.

Investment Management Fees

Acquired Fund

The Acquired Fund currently pays a monthly management fee to HFMC at an annual rate based on the Acquired Fund’s average daily net asset value. The management fee rate schedule for the Acquired Fund is as follows: 0.4500% on the first $500 million, 0.3500% on the next $500 million, 0.3300% on the next $4 billion, 0.3250% on the next $5 billion, and 0.3225% on amounts over $10 billion. HFMC has entered into an investment sub-advisory agreement with Wellington Management. HFMC, not the Acquired Fund, pays a sub-advisory fee to Wellington Management out of its management fee.

During the twelve-month period ended April 30, 2023, the Acquired Fund paid HFMC the following effective management fee as a percentage of average daily net assets: 0.45%.

HFMC has contractually agreed to reimburse expenses of the Acquired Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18% (Class R3), 0.88% (Class R4), 0.63% (Class R5),

0.46% (Class R6), 0.57% (Class Y), and 0.46% (Class F). This contractual arrangement will remain in effect until February 29, 2024 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination. After the Conversion, the Investment Manager will not be permitted to seek recoupment of fees waived or expenses capped during the operation of the Acquired Fund prior to the Conversion.

Acquiring Fund

The Acquiring Fund pays a monthly management fee to the Investment Manager in return for providing investment advisory and administrative services under a unitary fee structure. The Acquiring Fund pays a monthly management fee to HFMC based on a stated percentage of the Acquiring Fund’s average daily net asset value as follows: 0.4500% on the first $500 million, 0.3500% on the next $500 million, 0.3300% on the next $4 billion, 0.3250% on the next $5 billion, and 0.3225% on amounts over $10 billion. The initial effective management fee rate for the first twelve months of the Acquiring Fund’s operations after giving effect to the Conversion is expected to be 0.45%.

The Investment Manager, not the Acquiring Fund, pays a sub-advisory fee to Wellington Management out of its management fee.

In addition to providing investment management services, the Investment Manager provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Acquiring Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Acquiring Fund bears other expenses that are not covered under the management fee. These expenses, which may vary and may affect the total level of expenses paid by shareholders, include, but are not limited to, interest and taxes; brokerage commissions and other expenses connected with the execution of portfolio transactions; extraordinary non-recurring expenses, such as arbitration, litigation and indemnification expenses; and acquired fund fees and expenses. The Investment Manager generally earns or is expected to earn in the future a profit on the management fee paid by the Acquiring Fund. Also, under the terms of the investment management agreement, the Investment Manager, and not Acquiring Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Acquiring Fund has no operational history and therefore no effective annual management fees to report.

There are currently no fee waiver and/or expense reimbursement arrangements in place with respect to the Acquiring Fund. After the Conversion, the Investment Manager will not be able to recoup fees waived or expenses capped from the prior period of operations of the Acquired Fund.

A discussion of the basis of the Acquired Fund Board used in approving the investment management agreement for the Acquired Fund is available in the recent annual shareholder report for the Acquired Fund dated October 31, 2022. A discussion of the basis of the Acquiring Fund’s Board used in approving the investment management agreement for the Acquiring Fund will be available in the first shareholder report for the Acquiring Fund as of October 31, 2023.

Income and Capital Gain Distribution Policies

The distribution policies of the Acquired Fund are the same as the Acquiring Fund with respect to the timing of distributions. Each Fund distributes substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, of each Fund are normally declared and paid annually.

Pricing and Valuation Arrangements

The Acquired Fund has similar procedures for valuing its portfolio securities as the Acquiring Fund. For both Funds, the NAV per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the NYSE is open (“Valuation Date”). If the NYSE is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, a Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of a Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day. Further information about the Funds’ pricing and valuation arrangements is contained in each of the prospectus and statement of additional information of the Acquired Fund and Acquiring Fund.

Management of the Funds

The Acquiring Fund is a series of the Trust. The Trust is governed by a Board of Trustees, which is responsible for oversight of the Acquiring Fund. The Board of Trustees elects officers who are responsible for the day-to-day operations of the Acquiring Fund. The Board of Trustees oversees the Investment Manager and the other principal service providers of the Acquiring Fund. The members of the Board of Trustees of the Acquiring Fund are the same as the members of the Board of Directors of the Acquired Fund.

HFMC is the investment adviser to the Acquiring Fund. HFMC is located at 690 Lee Road, Wayne, Pennsylvania 19087. HFMC also serves as the investment adviser to the Acquired Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company.

With respect to the Acquired Fund, HFMC (the “Investment Manager”) and the Acquired Fund rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Acquired Fund operates pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors of The Hartford Mutual Funds II, Inc., to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of the Acquired Fund and subject to the approval of the Board of Directors of The Hartford Mutual Funds II, Inc., to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of the Acquired Fund have approved the operation of the Acquired Fund under the “Manager of Managers” structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the Acquired Fund’s shareholders will receive information about any new sub-advisory relationship.

With respect to the Acquiring Fund, the Investment Manager relies on the Order for the Acquiring Fund under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Trustees, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of the Acquiring Fund and subject to the approval of the Board of Trustees of Hartford Funds Exchange-Traded Trust, to hire, and to materially amend any existing or future sub-advisory agreements with sub-advisers that are not affiliated with the Investment Manager as well as sub-advisers that are indirect or direct, wholly owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager, in each case without obtaining approval from the Acquiring Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationship. The Acquiring Fund’s sole initial shareholder is expected to approve the operation of the Acquiring Fund under any “Manager of Managers” structure, including under (i) the Order, and/or (ii) any future law, regulation, guidance or exemptive relief provided by the SEC.

HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser, Wellington Management Company LLP (“Wellington Management”). Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The portfolio managers for each Fund are set forth below. The same individuals serve as portfolio managers for the Acquired Fund and the Acquiring Fund. The individual responsibilities of each portfolio manager to the Funds may differ and may include, among other things, security selection for all or a portion of the Funds, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Funds.

•	Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management
•	Nataliya Kofman, Senior Managing Director and Equity Portfolio Manager of Wellington Management
•	Brian J. Schmeer, CFA, Vice President and Equity Research Analyst of Wellington Management

The Conversion is not expected to result in any change in portfolio management. Further information on the Funds’ portfolio management team is available in each Fund’s respective prospectus and statement of additional information.

INFORMATION ABOUT THE CONVERSION

Reasons for the Conversion

After consideration of all relevant factors, including the potential impact of the Conversion on the Acquired Fund’s shareholders, HFMC determined that it was appropriate that the Acquired Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which HFMC believes will better serve the interests of the Acquired Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies, and investment restrictions. The Acquiring Fund will have the benefits of operating in the ETF structure. HFMC will continue as the investment adviser of the Acquiring Fund after the Conversion and no change in portfolio managers will result from the Conversion.

As shareholders of an ETF after the Conversion, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market, including commissions, spreads and other transactions costs, that the shareholders do not experience as shareholders of the Acquired Fund.

Current shareholders of each class of the Acquired Fund are expected to benefit directly from the reduced net expense ratio of the Acquiring Fund. Following the Conversion, the Acquiring Fund will have a lower net expense ratio than each share class of the Acquired Fund.

Current shareholders of each class of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. The Acquiring Fund generally expects to effect its creations and redemptions primarily in-kind.

Relatedly, as compared to mutual funds, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund. Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional mutual funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Acquired Fund.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Acquired Fund can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after their order is received by the Acquired Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following the Conversion, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website. The Board of each Fund also considered HFMC’s view that, because of the Funds’ trading strategies and portfolio characteristics, there is no material risk that full daily transparency should allow third parties to gain insight into the Funds’ trading patterns in a way that would be harmful to the Funds or their shareholders.

In addition, HFMC believes that the Conversion presents attractive opportunities for growth for the Acquiring Fund in light of its expected positioning as an ETF within its investment category, and is intended to expand HFMC’s ability to deliver more of its investment capabilities in an ETF vehicle. HFMC believes that there is the potential for enhanced growth for the Acquiring Fund based on HFMC’s assessment of the ETF market for the investment strategy, taking into account, among other factors, peers, trends and demands in its investment category, and the benefits of such growth, such as the potential for cost savings from economies of scale.

The Acquired Fund Board considered the Conversion proposed by HFMC and approved the Plan. In considering the Plan, the Acquired Fund Board requested and received detailed information from HFMC regarding the Conversion, including: (1) the reasons for and expected benefits of the Conversion to shareholders; (2) the investment objectives, investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (3) a comparison of the fees and expenses of the Funds; (4) the proposed plan for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management and business of HFMC and its affiliates; (6) the impacts of the Conversion on the Acquired Fund and shareholders of the Acquired Fund, including shareholders that will not participate in the Conversion; and (7) the specific terms of the Plan.

In approving the Conversion with respect to the Acquired Fund, the Acquired Fund Board, including all of the Independent Directors, determined that (i) participation in the Conversion is in the best interest of the Acquired Fund, and (ii) the interests of the existing Acquired Fund’s shareholders will not be diluted as a result of the Conversion.

In making these determinations, the Acquired Fund Board, including all of the Independent Directors, considered information and factors they believed to be relevant through the exercise of their business judgment, including the potential benefits and costs of the Conversion to the shareholders of the Acquired Fund. These considerations included the following:

•	The investment objectives and fundamental investment policies and investment strategies of the Acquired Fund and the Acquiring Fund are identical.

•

HFMC is the adviser of both the Acquired Fund and Acquiring Fund, and there are no material differences in the contractual terms of the Acquired Fund’s investment management agreement with HFMC as compared to the Acquiring Fund’s investment management agreement. The Acquired Fund Board also considered HFMC’s representation that the Conversion will not result in any decline in the level of services from the level of services that historically have been provided to the Acquired Fund.

•	A vote of shareholders of the Acquired Fund is not required under the organizational documents governing the Acquired Fund.

•	The Conversion met the conditions of Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Acquired Fund or Acquiring Fund.

•

HFMC will pay the costs of the Conversion (including the legal costs associated with the Conversion) by waiving fees or reimbursing expenses to offset the costs incurred by the Acquired Fund and Acquiring Fund associated with the Conversion, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Conversion. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by HFMC.

•	The Acquiring Fund will have a lower net expense ratio than each share class of the Acquired Fund.

•	The Acquired Fund’s Distribution (Rule 12b-1) Fees will be waived beginning on June 1, 2023.

•

Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. Instead, depending on the type of shareholder account, the following may occur:

(a)

if Acquired Fund shareholders hold their shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows Acquired Fund shareholders to hold shares of mutual funds in the account, Acquired Fund shareholders will need to contact their financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, Acquired Fund shareholders will not receive shares of the Acquiring Fund as part of the Conversion. Instead, their investment will be liquidated and Acquired Fund shareholders will receive cash equal in value to the NAV of their Acquired Fund shares as of the Conversion Date, which is a taxable event.

(b)

if Acquired Fund shareholders hold their shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, Acquired Fund shareholders may need to redeem their shares prior to the Conversion or, if applicable, their financial intermediary may transfer their investment in the Acquired Fund to a different investment option prior to the Conversion.

(c)

if Acquired Fund shareholders hold their shares of the Acquired Fund directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), Acquired Fund shareholders are encouraged to (i) transfer their Acquired Fund shares to a brokerage account that can accept shares of an ETF and be established as a Qualified Account prior to October 6, 2023 (see “Direct Accounts” below for more information) or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Conversion, their Acquired Fund shares will – without any further notice – be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund, a mutual fund managed by HFMC

(“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Acquired Fund. If Acquired Fund shareholders do not wish for their Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, they must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date, which currently is scheduled for October 13, 2023, but may occur sooner. If the Acquired Fund does not receive any instructions prior to the Conversion Date, their Acquired Fund shares held in the Directly Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund, which may be a taxable event.

(d)

if Acquired Fund shareholders hold their shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e., not held at the plan level or as an omnibus position), Hartford Administrative Services Company (“Direct Account”), Acquired Fund shareholders should transfer their shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to October 6, 2023. If such a change is not made before October 6, 2023, Acquired Fund shareholders will not receive shares of the Acquiring Fund as part of the Conversion. Instead, their investment will be liquidated and Acquired Fund shareholders will receive cash equal in value to the NAV of their Acquired Fund shares as of the Conversion Date, which is a taxable event.

•

A portion of the Acquired Fund’s shareholder base is not likely to participate in the Conversion and, therefore, the Acquiring Fund will have reduced assets after the Conversion as compared to the Acquired Fund.

•

HFMC has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to the Conversion. As part of this communications plan, HFMC will engage with Acquired Fund shareholders or their financial intermediaries on the potential implications of the Conversion, including the need to have a brokerage account in place prior to the Conversion.

•

As part of the implementation of the shell reorganization, the majority of the shares of the Acquired Fund would convert into Class F shortly before the date of the Conversion and those corresponding assets would then be transferred to the Acquiring Fund in the Conversion.

•	The Conversion is intended to be a tax-free reorganization.

•

Shares of the Acquiring Fund and, in some cases, cash, that would be received by the shareholders of the Acquired Fund in the exchange will have an aggregate NAV equal to the aggregate NAV of their shares of the Acquired Fund as of the Closing Date of the Conversion.

•	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.

•

There are alternatives available for shareholders of the Acquired Fund, including the ability to redeem or exchange their shares of the Acquired Fund prior to the Conversion without being subject to any Fund-imposed fees.

•

Current shareholders of the Acquired Fund are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure. The Conversion should provide some enhanced tax efficiency for the Acquiring Fund, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

•

HFMC believes that the Conversion provides a better resolution for the Acquired Fund as compared to other options, such as allowing the Acquired Fund to continue to operate, launching a new ETF, or merging the Acquired Fund into another fund.

•	There are potential benefits to HFMC in expanding its ETF line-up and potential conflicts of interest around such benefits.

Based upon their evaluation of the relevant information presented to it, the Acquired Fund Board, including all of the Independent Directors, approved the Plan. In connection with its approval, the Acquired Fund Board determined with respect to the Conversion that participation in the Conversion is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Conversion.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of Plan, which is attached as Exhibit A to this Combined Information Statement/Prospectus, for complete information about the Conversion.

How will the Conversion be implemented?

The Conversion will take place after various conditions are satisfied, including the preparation of certain documents. The Company and the Trust will determine a specific Closing Date on which the Conversion will take place.

The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to the aggregate NAV of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, immediately prior to the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. Below is additional information regarding Acquiring Fund shareholders.

Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. Instead, depending on the type of shareholder account, the following may occur:

(a)

if Acquired Fund shareholders hold their shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows Acquired Fund shareholders to hold shares of mutual funds in the account, Acquired Fund shareholders will need to contact their financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, Acquired Fund shareholders will not receive shares of the Acquiring Fund as part of the Conversion. Instead, their investment will be liquidated and Acquired Fund shareholders will receive cash equal in value to the NAV of their Acquired Fund shares as of the Conversion Date, which is a taxable event.

(b)

if Acquired Fund shareholders hold their shares of the Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, Acquired Fund shareholders may need to redeem their shares prior to the Conversion or, if applicable, their financial intermediary may transfer their investment in the Acquired Fund to a different investment option prior to the Conversion.

(c)

if Acquired Fund shareholders hold their shares of the Acquired Fund directly with the Acquired Fund in a retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Directly Held Qualified Account”), Acquired Fund shareholders are encouraged to (i) transfer their Acquired Fund shares to a brokerage account that can accept shares of an ETF and be established as a Qualified Account prior to October 6, 2023 (see “Direct Accounts” below for more information) or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Directly Held Qualified Account shareholder does not provide instructions prior to the Conversion, their Acquired Fund shares will – without any further notice – be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the custodial agreement between the shareholder and UMB Bank, n.a. and is applicable to each Directly Held Qualified Account. The Short Duration Fund has a different investment objective and different principal strategies and principal risks than the Acquired Fund. If Acquired Fund shareholders do not wish for their Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, they must contact the Acquired Fund at 1-888-843-7824 before the Conversion Date, which currently is scheduled for October 13, 2023, but may occur sooner. If the Acquired Fund does not receive any instructions prior to the Conversion Date, their Acquired Fund shares held in the Directly Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund.

(d)

if Acquired Fund shareholders hold their shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e., not held at the plan level or as an omnibus position), Hartford Administrative Services

Company (“Direct Account”), Acquired Fund shareholders should transfer their shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to October 6, 2023. If such a change is not made before October 6, 2023, Acquired Fund shareholders will not receive shares of the Acquiring Fund as part of the Conversion. Instead, their investment will be liquidated and Acquired Fund shareholders will receive cash equal in value to the NAV of their Acquired Fund shares as of the Conversion Date, which is a taxable event.

After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Conversion, which is on or about October 13, 2023.

The parties may agree to amend the Plan to the extent permitted by law. If HMF II agrees, the Plan may be terminated or abandoned at any time before the Conversion.

The Company and the Trust have each made representations and warranties in the Plan that are customary in matters such as the Conversion. The Plan contains a number of conditions precedent that must occur before the Acquired Fund or Acquiring Fund is obligated to proceed with the Conversion. One of these conditions requires that the Company and the Trust shall each have received a tax opinion as described below that the consummation of the Conversion will not result in the recognition of gain or loss for federal income tax purposes. The receipt of a tax opinion is a condition of the Conversion that cannot be waived.

Although shareholder approval of the Conversion is not required and the Investment Manager does not anticipate that the Conversion will be terminated, if the Conversion is terminated, shareholders of the Acquired Fund would be notified of the change and the Acquired Fund would continue to operate as a series of The Hartford Mutual Funds II, Inc.

Who will bear the costs associated with the Conversion?

HFMC will pay for the costs incurred by the Funds associated with the Conversion (including the legal costs associated with the Conversion) by waiving fees or reimbursing expenses to offset the costs incurred by the Acquired Fund and Acquiring Fund associated with the Conversion, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Conversion. HFMC will pay for these costs, pursuant to the Plan, whether or not the Conversion is consummated.

The costs of the Conversion shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Combined Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by HFMC. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Combined Information Statement/Prospectus, as measured in terms of total expenses and as a percentage of the Acquired Fund’s average net assets as of April 30, 2023. The expenses associated with the Conversion are estimated to equal approximately $388,000, or 0.16% of the average net assets, of the Acquired Fund as of April 30, 2023.

What are the federal income tax consequences of the Conversion?

The following is a general summary of some of the important U.S. federal income tax consequences of the Conversion, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund shareholders that have their Acquired Fund shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA shareholders whose Acquired Fund Shares are exchanged for shares of Short Duration Fund, or shareholders who do not hold their shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Conversion, Dechert LLP, counsel to both Funds, will deliver an opinion (“Tax Opinion”) to HMF II and the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Conversion being completed in accordance with the Plan, for federal income tax purposes:

•	The Conversion will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Fund will recognize any gain or loss as a direct result of the Conversion;

•	The Acquired Fund’s shareholders will not recognize any gain or loss on the exchange of their Acquired Fund shares for Acquiring Fund Shares, except with respect to cash received, if any;

•

The aggregate tax basis in Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Fund shares the shareholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Conversion will include the holding period for the Acquired Fund shares the shareholder holds immediately before the Conversion, provided that the shareholder holds the shares as capital assets at the time of the Conversion;

•

The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Conversion, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore immediately after the Conversion; and

•	The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the IRA shareholders redeeming or exchanging their Acquired Fund Shares for shares of Short Duration Fund or another investment option, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Conversion.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Conversion will be as described above. If the Conversion were consummated but the IRS or the courts were to determine that the Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from securities sales or portfolio turnover prior to the Conversion may be distributed by the Acquiring Fund after the Conversion. If the Conversion were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this Combined Information Statement/Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Conversion. If determined necessary by the Funds, the Acquired Fund may declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Conversion. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to the Conversion.

General Limitation on Losses. Assuming the Conversion qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Conversion, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Conversion, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Conversion.

Thus, the Conversion of the Acquired Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other Conversion transactions in which the Acquiring Fund might engage post-Conversion.

The foregoing description of the U.S. federal income tax consequences of the Conversion applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Acquired Fund is a series of The Hartford Mutual Funds II, Inc. The Hartford Mutual Funds II, Inc. is an open-end, registered management investment company. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001. The operations of The Hartford Mutual Funds II, Inc. are governed by its Charter, Amended and Restated By-Laws, dated May 2, 2017, and state law. The Hartford Mutual Funds II, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Fund is a series of Hartford Funds Exchange-Traded Trust. Hartford Funds Exchange-Traded Trust, an open-end, registered management investment company, was established as a Delaware statutory trust on September 20, 2010. Hartford Funds Exchange-Traded Trust operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 8, 2016, its By-Laws, and state law. Hartford Funds Exchange-Traded Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Comparisons of the organizational documents governing The Hartford Mutual Funds II, Inc. and Hartford Funds Exchange-Traded Trust are provided in Exhibit B to this Combined Information Statement/Prospectus.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Acquired Fund and Acquiring Fund as of June 30, 2023, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Conversion. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.

	Acquired Fund Class(2)									Acquiring Fund(1)	Pro Forma Adjustments	Pro Forma – Acquiring Fund After Conversion (estimated)
	A	C	I	R3	R4	R5	R6	Y	F
Net Assets (thousands)	$163,704	$3,590	$29,544	$774	$4,483	$326	$13,506	$7,290	$11,726	N/A	$0(3)	$234,943	(4)
Shares Outstanding (thousands)	7,108	188	1,304	33	189	14	561	303	520	N/A	203(3)(6)	10,423
Net Asset Value Per Share^	$23.03	$19.12	$22.66	$23.47	$23.76	$24.03	$24.09	$24.05	$22.54	N/A	$0(5)	$22.54

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)

As of October 6, 2023, the Acquired Fund’s Class A, C, I, Y, R3, R4, R5 and R6 shareholders (the “Converting Shareholders”) whose shares are held in brokerage accounts are no longer eligible to hold Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund. As of that same date, Class F shares’ eligibility requirements are revised such that all Converting Shareholders may invest in Class F shares without regard to an investment minimum. As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders will be automatically converted to Class F shares of the Acquired Fund. The Acquiring Fund does not offer multiple share classes.

(3)

No adjustments have been made with respect to the cost of the Conversion because HFMC is paying for the costs of the Conversion (including the legal costs associated with the Conversion), whether or not the Conversion is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by HFMC. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(4)

Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Conversion may be less than that of the Acquired Fund.

(5)	It is the intent of HFMC for the Acquiring Fund to have a starting NAV equal to that of Class F on the Conversion Date.

(6)	Figure represents the number of shares that would be issued by the Acquiring Fund in order to have a starting NAV of $22.54 per share.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding to the nearest thousands. Net Asset Value Per Share provided as determined on June 30, 2023.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Conversion will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and Acquiring Fund are likely to be different at the closing date as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND ACQUIRED FUND

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Acquired Fund and Acquiring Fund are identical.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual reports are available for it.

The Acquired Fund’s prospectus, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Combined Information Statement/Prospectus. A copy of the Acquired Fund prospectus is available upon request from Hartford Funds by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. A copy of the Acquiring Fund prospectus accompanies this Combined Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Combined Information Statement/Prospectus. The Acquired Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated herein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling Hartford Funds at 1-888-843-7824, (ii) accessing the documents at the Funds’ website at hartfordfunds.com or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of June 30, 2023, the Acquiring Fund was not operational and, therefore, had no shareholders. As of June 30, 2023, the Directors and officers of the Acquired Fund as a group beneficially owned less than 1% of the outstanding shares of each class of the Acquired Fund. To the knowledge of the Acquired Fund, the following table shows the persons owning, as of June 30, 2023, either of record or beneficially, 5% or more of the outstanding shares of each class of the Acquired Fund and the percentage of the combined class’s shares to be owned by the persons if the Conversion had been consummated as of that date.

A shareholder who beneficially owns more than 25% of the Acquired Fund’s outstanding voting securities is presumed to “control” the Acquired Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.

Class of Shares(1)	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Acquired Fund	Percentage of Acquiring Fund After Conversion(2)
Class A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	44.95%	31.26%	31.26%
Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.48%	0.12%	0.12%
	PERSHING LLC JERSEY CITY NJ	12.29%	0.23%	0.23%
	RAYMOND JAMES ST PETERSBURG FL	6.12%	0.11%	0.11%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO	6.88%	0.13%	0.13%
	WELLS FARGO CLEARING SERVICES LLC EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	9.93%	0.18%	0.18%
Class I	AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN	11.09%	1.42%	1.42%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	22.95%	2.93%	2.93%
	PERSHING LLC JERSEY CITY NJ	10.70%	1.37%	1.37%
	RAYMOND JAMES ST PETERSBURG FL	7.21%	0.92%	0.92%
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO	5.63%	0.72%	0.72%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	21.71%	2.77%	2.77%
Class R3	ASCENSUS TRUST COMPANY FBO FARGO ND	11.01%	0.04%	0.04%
	ASCENSUS TRUST COMPANY FBO PASTORE DAILEY LLC 401(K) FARGO ND	6.56%	0.02%	0.02%
	CAREY BUTSAVAGE TRUSTEE BENEFIT PLAN SOLO DB WASHINGTON DC	5.27%	0.02%	0.02%
	EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLA GREENWOOD VILLAGE CO	18.14%	0.06%	0.06%
	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT	25.17%	0.08%	0.08%
	MATRIX TRUST COMPANY AS AGENT FOR CALVERT COUNTY BOE (MD) 403B PLAN DENVER CO	5.53%	0.02%	0.02%
	MID ATLANTIC TRUST COMPANY FBO WEGMAN BROS INC 401(K) PROFIT SHAR PITTSBURGH PA	7.51%	0.02%	0.02%
	PAI TRUST COMPANY INC. NEW LIFE INDUSTRIES INC. 401(K) P DE PERE WI	5.07%	0.02%	0.02%
Class R4	HANNEKE TALBOT TTEE FBO TRITEC COMPANIES 401K GREENWOOD VILLAGE CO	15.42%	0.28%	0.28%
	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT	75.14%	1.39%	1.39%
	MG TRUST CO CUST FBO THE NATIONAL MACHINE COMPANY GROUP 409A SAVINGS PLAN DENVER CO	5.80%	0.11%	0.11%
Class R5	MID ATLANTIC TRUST COMPANY FBO ASPEN ELECTRIC INC. 401(K) PSP PITTSBURGH PA	12.86%	0.02%	0.02%
	MID ATLANTIC TRUST COMPANY FBO WILSHIRE ENTERPRISES 401(K) PROFIT PITTSBURGH PA	53.08%	0.07%	0.07%
	PERSHING LLC JERSEY CITY NJ	31.77%	0.04%	0.04%
Class R6	MATRIX TRUST COMPANY TRUSTEE FBO GOALPATH 2020 CONS ENHANCED INDEX PHOENIX AZ	6.53%	0.36%	0.36%
	MATRIX TRUST COMPANY TRUSTEE FBO GOALPATH 2030 CONS ENHANCED INDEX PHOENIX AZ	21.23%	1.16%	1.16%
	MATRIX TRUST COMPANY TRUSTEE FBO GOALPATH 2040 CONS ENHANCED INDEX PHOENIX AZ	26.70%	1.47%	1.47%
	MATRIX TRUST COMPANY TRUSTEE FBO GOALPATH 2050 CONS ENHANCED INDEX PHOENIX AZ	26.05%	1.43%	1.43%
	MATRIX TRUST COMPANY TRUSTEE FBO GOALPATH 2060 CONS ENHANCED INDEX PHOENIX AZ	7.80%	0.43%	0.43%
Class Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	62.18%	1.84%	1.84%
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.28%	0.22%	0.22%
	WASHINCO MILWAUKEE WI	27.60%	0.82%	0.82%
Class F	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	97.81%	4.98%	4.98%

(1)

As of October 6, 2023, shares of the Acquired Fund held by Converting Shareholders (as defined above) will be automatically converted to Class F shares of the Acquired Fund. The Acquiring Fund does not offer multiple share classes.

(2)	On a pro forma basis assuming the value of the shareholder’s interest in the Acquired Fund on the date of the Conversion, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator. The Investment Manager, HFMC, with principal offices at 690 Lee Road, Wayne, Pennsylvania 19087, serves as the administrator for the Acquired Fund and the Acquiring Fund.

Transfer Agents. Hartford Administrative Services Company (“HASCO”), located at 690 Lee Road, Wayne, Pennsylvania 19087, is the transfer agent for the Acquired Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, maintains records of account, and provides oversight of service providers and financial intermediaries providing sub-transfer agency, sub-accounting, and similar shareholder services on behalf of Acquired Fund shareholders. An Amended and Restated Transfer Agency and Service Agreement provides the terms pursuant to which HASCO provides such services to the Acquired Fund and the terms pursuant to which the Acquired Fund pays compensation to HASCO for providing such services. Pursuant to a sub-transfer agency agreement between HASCO and SS&C GIDS, Inc. (“SS&C,” formerly known as DST Asset Manager Solutions, Inc.), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to SS&C. SS&C is located at 1055 Broadway, Kansas City, Missouri 64105. In addition to SS&C, HASCO may also designate other service providers as sub-agent to perform or provide shareholder services for the Acquired Fund, provided that such sub-agents do not provide distribution services for the Acquired Fund. In addition, HASCO designates certain financial intermediaries that maintain Acquired Fund shareholder accounts in either an omnibus or networked arrangement with HASCO. Under these arrangements, the financial intermediaries may provide both distribution services and sub-transfer agency (non-distribution) services. The Acquired Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of the Acquired Fund plus a target profit margin or (ii) a Specified Amount (as defined below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to SS&C (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and SS&C (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by The Hartford Mutual Funds II, Inc.’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Acquired Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage of average daily net assets) (as of March 1, 2023)
Class A	0.250%
Class C	0.250%
Class I	0.200%
Class Y	0.110%
Class R3	0.220%
Class R4	0.170%
Class R5	0.120%
Class R6	0.004%
Class F	0.004%

The Acquired Fund does not pay any fee directly to SS&C (or any other sub-agent of HASCO) or to financial intermediaries for providing sub-transfer agency services; rather, HASCO makes all such payments to SS&C (or any other designated sub-agent) and financial intermediaries. In some cases, HFMC and/or its affiliates may make additional compensation payments out of their own assets (and not as an expense of the Acquired Fund) to financial intermediaries – please see “Additional Compensation to Financial Intermediaries” below for more information.

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the transfer agent for the Acquiring Fund. As transfer agent for the Acquiring Fund, State Street is also responsible for maintaining account records, detailing the ownership of Acquiring Fund Shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. State Street will be paid a fee as set forth in the Acquiring Fund’s prospectus per creation or redemption transaction. Hartford Funds Exchange-Traded Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.

Distributor. Hartford Funds Distributors, LLC (“HFD”), 690 Lee Road, Wayne, Pennsylvania 19087, is the Distributor of the Acquired Fund’s shares. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD. ALPS Distributors, Inc. (“ALPS”) serves as the principal underwriter and distributor for the Acquiring Fund. ALPS’ principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Fund Accounting Agent. HFMC, 690 Lee Road, Wayne, Pennsylvania 19087, serves as the fund accounting agent for the Acquired Fund and Acquiring Fund. HFMC has delegated certain accounting service functions to State Street. In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Acquired Fund pays HFMC a fee. As of March 1, 2023, HFMC is entitled to receive the following fee with respect to the Acquired Fund: the fund accounting fee for the Acquired Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Acquired Fund; (ii) the fee payable for tax preparation services for the Acquired Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Acquired Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Acquired Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.

For the Acquiring Fund, the costs and expenses of such delegation are borne by HFMC, not by the Acquiring Fund.

Custodian. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114, is custodian of the Acquired Fund’s investments and of the Acquiring Fund’s investments.

Fund Counsel. Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110-2605, is counsel to The Hartford Mutual Funds II, Inc. and Hartford Funds Exchange-Traded Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Acquired Fund and Acquiring Fund.

Additional Compensation to Financial Intermediaries. With respect to the Acquired Fund, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Acquired Fund to Financial Intermediaries to support the sale of the Hartford mutual funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the Acquired Fund prospectus), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford mutual funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives. See the Acquired Fund’s statement of additional information for more information.

With respect to the Acquiring Fund, HFMC and/or its affiliates may make additional compensation payments out of their own assets, and not as an expense to or out of the assets of the Acquiring Fund, to Financial Intermediaries for access to brokerage platforms or distribution channels and/or for support and/or services related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Acquiring Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, and the support of technology platforms and/or reporting systems, all of which are intended to encourage the sale of Acquiring Fund Shares. HFMC and/or its affiliates may also make payments to Financial Intermediaries for the provision of analytical or other data to HFMC or its affiliates relating to sales of Acquiring Fund Shares. For these reasons, (1) if your Financial Intermediary receives greater payments with respect to the Acquiring Fund than it receives with respect to other products, it may be more inclined to sell you shares of the Acquiring Fund rather than another product and/or (2) if your Financial Intermediary receives greater payments with respect to the Acquiring Fund, such payments may create an incentive for the Financial Intermediary to favor the Acquiring Fund rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary if you want information regarding the payments it receives. See the Acquiring Fund’s statement of additional information for more information.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Combined Information Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Combined Information Statement/Prospectus to a shareholder at a shared address. Please call Hartford Funds at 1-888-843-7824 if you would like to receive a separate copy of the Combined Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Acquired Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share of the Acquired Fund. The total returns in the table for the Acquired Fund represent the rate that an investor would have earned, or lost, on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).

The Acquiring Fund is new and has no performance history as of the date of this Combined Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Acquired Fund’s Class F shares following the Conversion. Prior to the Conversion, Class A, C, I, Y, R3, R4, R5 and R6 shares of the Acquired Fund will be converted into Class F shares.

For the Acquired Fund, the financial highlights are included in the Acquired Fund’s prospectus, which is incorporated by reference herein. The information for the fiscal years ended October 31, 2022, October 31, 2021, and October 31, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years prior to October 31, 2020 was audited by another independent registered public accounting firm.

In addition, the unaudited financial highlights reflecting the six-month period ended April 30, 2023 are included in the Acquiring Fund’s prospectus, which are incorporated by reference herein.

Further information about the Acquired Fund’s performance is contained in the Annual and Semi-Annual Reports. The Acquired Fund will furnish, without charge, a copy of their most recent Annual and Semi-Annual Reports to any shareholder upon request.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this [    ] day of [    ], 2023, by Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (“ETF Trust”), on behalf of its series Hartford Quality Value ETF (the “Acquiring Fund”), and The Hartford Mutual Funds II, Inc., a Maryland Corporation, (“Mutual Fund Company”), on behalf of its series, Hartford Quality Value Fund (the “Acquired Fund”), and, with respect to paragraph 10.2 of this Agreement, Hartford Funds Management Company, LLC, a limited liability company organized under the laws of the State of Delaware (“HFMC”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Acquired Fund, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1 (such resulting amount, the “Transferred Assets”), to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Acquired Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders, and (6) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA”), the exchange of Acquired Fund Shares for shares of [The Hartford Short Duration Fund], equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Transferred Assets and Liabilities of the Acquired Fund;

WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Directors of Mutual Fund Company has determined, with respect to the Acquired Fund, that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.

Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mutual Fund Company, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its Transferred Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)

to deliver to the Acquired Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:

i.	the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional

Acquiring Fund Shares;

ii.

the value of cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares;

iii.

the value of the Acquired Fund Shares of Acquired Fund Shareholders whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for shares of [The Hartford Short Duration Fund] equal in value to the net asset value of such Acquired Fund Shares; and

iv.	the value of the Liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Acquired Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.        The Assets of Mutual Fund Company attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Acquired Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.	ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.

Immediately following the actions contemplated by paragraph 1.1, Mutual Fund Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Mutual Fund Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by Mutual Fund Company, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Acquired Fund shares for [The Hartford Short Duration Fund], equal in value to the net asset value of such Acquired Fund shares held by such Acquired Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (iii) the value of the Acquired Fund Shares of IRA Shareholders whose Acquired Fund Shares are held through a fund direct IRA, which shall be exchanged for shares of [The Hartford Short Duration Fund] equal in value to the net asset value of such Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if an Acquired Fund Shareholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Acquired Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (2) Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct IRA will have their shares exchanged for shares of [The Hartford Short Duration Fund] equal in value to the NAV of their Acquired Fund shares, unless such a Acquired Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.

Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1.

The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.

The aggregate net asset value of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust.

2.3.

The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.

The Closing Date shall be [October 13, 2023], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of HFMC or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.

Mutual Fund Company shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to ETF Trust, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all Transferred Assets of the Acquired Fund held by the Acquired Fund Custodian on behalf of the Acquired Fund pursuant to the Acquired Fund’s custody agreement with the Acquired Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of [October 16, 2023] (the “Settlement Date”), (ii) the Acquired Fund Custodian has paid any and all taxes with respect to the Acquired Fund that the Acquired Fund has specifically and properly instructed the Acquired Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Acquired Fund, and (iii) all income that is received by the Acquired Fund Custodian after the Settlement Date for the account of the Acquired Fund will be credited to the Acquiring Fund in accordance with [Section 3.17 of the December 31, 2014 Custodian Agreement] between the Acquired Fund and the Acquired Fund Custodian, as amended from time to time. The Acquired Fund Custodian shall deliver to State Street, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Transferred Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3.

Mutual Fund Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.

In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Directors of Mutual Fund Company, with respect to the Acquired Fund and of the Board of Trustees of ETF Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, Mutual Fund Company, on behalf of the Acquired Fund, represents and warrants as follows:

(a)

The Acquired Fund is duly established as a series of Mutual Fund Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Mutual Fund Company is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Mutual Fund Company has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, [except as set forth in Schedule 4.1].

(b)

Mutual Fund Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940

Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)

The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

On the Closing Date, Mutual Fund Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver Transferred Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Transferred Assets, ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of its Articles of Amendment and Restatement or Amended and Restated By-Laws of Mutual Fund Company, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mutual Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Mutual Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)

All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Mutual Fund Company’s knowledge, threatened against Mutual Fund Company, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Mutual Fund Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [October 31, 2022] have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Mutual Fund Company, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)

Since [October 31, 2022], there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund Liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

(k)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Mutual Fund Company’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)

For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Acquired Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m)

All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Mutual Fund Company, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Directors of Mutual Fund Company, on behalf of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Mutual Fund Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund and Mutual Fund Company, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed to Mutual Fund Company in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)

The Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust and By-Laws, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)

ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws [and the Hart-Scott-Rodino Act].

(d)

The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the its Amended and Restated Agreement and Declaration of Trust and By-Laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)	As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (g), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(h)

Immediately prior to the Closing Date, the Acquiring Fund will have no assets (other than de minimis seed capital) or liabilities, contingent or otherwise and will not have conducted any investment operations.

(i)

As of the Closing Date, no federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund will have been required by law to have been filed, and no federal and other taxes will be due As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and will not have any tax liabilities.

(j)

The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.

(k)

All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by ETF Trust, on behalf of the Acquiring Fund.

(l)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)

The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

ETF Trust, on behalf of the Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1.

The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.

ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.

Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.

Mutual Fund Company, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.

The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9.

The Acquiring Fund shall not change its Amended and Restated Agreement and Declaration of Trust and By-Laws, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Mutual Fund Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of Mutual Fund Company, to the performance by ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.

All representations and warranties of ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.

ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.

ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Mutual Fund Company, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.

ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to Mutual Fund Company, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Mutual Fund Company shall reasonably request.

6.5.

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Mutual Fund Company, to the performance by Mutual Fund Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1

All representations and warranties of Mutual Fund Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2

Mutual Fund Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Mutual Fund Company, on behalf of the Acquired Fund, on or before the Closing Date.

7.3

Mutual Fund Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Mutual Fund Company, on behalf of the Acquired Fund. Mutual Fund Company shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4

Mutual Fund Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Mutual Fund Company, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Mutual Fund Company, on behalf of the Acquiring Fund, shall reasonably request.

7.5

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Mutual Fund Company, on behalf of the Acquired Fund, or ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1

This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Mutual Fund Company, on behalf of the Acquired Fund, and Board of Trustees of ETF Trust, on behalf of the Acquiring Fund, in accordance with the provisions of its Articles of Amendment and Restatement and Amended and Restated By-Laws of Mutual Fund Company for the Acquired Fund and the Amended and Restated Agreement and Declaration of Trust and By-Laws of the ETF Trust for the Acquired Fund, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Mutual Fund Company nor the ETF Trust may waive the condition set forth in this paragraph 8.1.

8.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or Mutual Fund Company, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and Mutual Fund Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5	With respect to the Reorganization, the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:

(a)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Transferred Assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;

(c)

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Transferred Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(d)

Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e)	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each

Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to shares for which cash is received);

(f)

Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization;

(g)

Under Section 362(b) of the Code, the tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization;

(h)

Under Section 1223(2) of the Code, the holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and

(i)

The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund. The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor Mutual Fund Company may waive the conditions set forth in this paragraph 8.5.

8.6

The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Amended and Restated Agreement and Declaration of Trust and By-Laws or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1

The Acquiring Fund, solely out of its Assets (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless Mutual Fund Company and its Directors and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2

The Acquired Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Mutual Fund Company or its Directors or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1

ETF Trust, on behalf of the Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2

HFMC will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization) by waiving fees or reimbursing expenses to offset the costs incurred by the Acquired Fund and Acquiring Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of Assets as part of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by HFMC. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1

Each of ETF Trust, on behalf of the Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of ETF Trust with respect to the Acquiring Fund or Board of Directors of Mutual Fund Company with respect to the Acquired Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and Mutual Fund Company.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

The Hartford Mutual Funds II, Inc.

c/o Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

Attention: Walter Garger

Telephone: (610) 386-1773

Fax: (860) 843-8665

Hartford Funds Exchange-Traded Trust

c/o Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

Attention: Walter Garger

Telephone: (610) 386-1773

Fax: (860) 843-8665

With copies (which shall not constitute notice) to:

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Attention: John V. O’Hanlon

Telephone: (617) 728-7111

Fax: (617) 275-8367

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2	This Agreement shall be governed by and construed in accordance with the laws of the [State of Delaware] without regard to its principles of conflicts of laws.

15.3

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

The Hartford Mutual Funds II, Inc., on behalf of Acquired Fund	Hartford Funds Exchange-Traded Trust, on behalf of Acquiring Fund

By:
By:
Name:
Name:
Title:

Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

Hartford Funds Management Company, LLC

By:

Name:

Title:

Schedule 4.1

Disclosure Form – Mutual Fund Company

Schedule 4.2

Disclosure Form – Hartford Funds Exchange-Traded Trust

EXHIBIT B

COMPARISON OF GOVERNING DOCUMENTS

Policy	The Hartford Mutual Funds II, Inc. (“HMF II”)	Hartford Funds Exchange-Traded Trust
Shareholder Liability	The Charter of HMF II (the “Charter”) and the Bylaws of HMF II (the “Bylaws”) do not address shareholder liability. However, Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.	The Declaration of Trust provides that the shareholders shall not be subject to any personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and a fractional share is entitled to having a pro rata right of full shares, including, without limitation, the right to vote.

The Charter and Bylaws do not address specific items the shareholders have power to vote. However, Maryland law provides that shareholders shall elect directors and have the power to remove directors. Additionally, shareholders are entitled to vote on each matter submitted to a vote at a meeting of shareholders.

There is no cumulative voting in the election of directors.

On each matter submitted to a vote of shareholders, all shares of all series shall vote as a single class, except (1) when required by the 1940 Act or the Maryland General Corporation Law, (2) if a separate vote is required by the 1940 Act or the Maryland General Corporation Law for one or more series, then shares of all other series shall vote as a single class, and (3) when the directors have determined that a matter does not affect a series, only the shareholders of one or more affected series will be entitled to vote.

Each whole share is entitled to one vote as to any matter on which the holder in entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election or removal of Trustees and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees or any other matter submitted to a vote of shareholders.

On each matter submitted to a vote of shareholders, all shares of all series shall vote as a single class, except (1) when required by the 1940 Act, or (2) when the matter affects only the interests of one or more series or classes.

Policy	The Hartford Mutual Funds II, Inc. (“HMF II”)	Hartford Funds Exchange-Traded Trust
Shareholder Quorum

The presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum, except as provided in the Charter with respect to any matter which requires approval by a separate vote of one or more series or classes of stock.

If a quorum is not established, the chairman of the meeting may conclude the meeting or adjourn the meeting to a date not more than 120 days after the original record date without any further notice.

A plurality of all the votes cast at a shareholder meeting duly called and at which a quorum is present is sufficient to elect a director. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute or by the Charter.

The presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum, except as provided in the Declaration of Trust or By-Laws with respect to any matter which requires approval by a separate vote of one or more series.

Any meeting of shareholders may be adjourned without further notice with respect to one or more matters to be considered at such meeting if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice.

A plurality of all the votes cast at a shareholder meeting duly called and at which a quorum is present is sufficient to elect a trustee. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute or by the Declaration of Trust or By-Laws.

Trustee Power to Amend Organizational Document

The Charter generally can be amended only if such amendment declared advisable by the Board of Directors and the amendment is approved by the affirmative vote of the holders of a majority of the total number of shares of all classes and series entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be.

Maryland law provides that amendments to change the name of the corporation, change the name or other designation or the par value of any class or series of stock and the aggregate par value of the corporation

The Trustees may by vote of a majority of the Trustees then in office amend the Declaration of Trust by making an amendment, a supplemental declaration or an amended and restated Declaration, provided, however, that an amendment relating to the number of trustees, term and election of trustees, resignation, retirement and removal of trustees, and trustee vacancies shall require the vote of two-thirds of the Trustees then in office. In addition, the Declaration of Trust may not be amended to impair the exemption from personal liability of any person who is or has been a shareholder, trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided

Policy	The Hartford Mutual Funds II, Inc. (“HMF II”)	Hartford Funds Exchange-Traded Trust

shall not require shareholder action. Thus, the foregoing amendments can be approved by a majority of the entire board of directors.

Under Maryland law, the Board of Directors has the power and authority, without the approval any shareholders, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that HMF II has authority to issue.

The Board of Directors has the exclusive power to amend the Bylaws.

in Article IX of the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

The By-Laws may be amended by a majority of the Trustees then in office or by one or more writings signed by such a majority.

Termination of Series of Trust

Under Maryland law and the Charter, the liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office and without the vote of the shareholders. The Charter provides that any specified class or series of stock may be redeemed at the option of the corporation or of the holders of the stock and the terms and conditions of redemption, including the time and price of redemption.

The Trust or any series of shares may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the shareholders of the Trust or such series.
Merger, Consolidation or Transfer of Assets

Maryland law provides that the board of directors of each corporation proposing to consolidate, merge, convert, have its stock acquired in a share exchange shall or engage in a similar transaction outside the ordinary course of business (an “Extraordinary Transaction”) (i) adopt a resolution which declares that the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution; and (ii) direct that the proposed transaction be submitted for consideration at either an annual or special meeting of the stockholders. Unless the corporation’s charter provides otherwise, the proposed consolidation, merger or share exchange shall be approved by the stockholders of each corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

HMF II’s Charter provides that these Extraordinary Transactions can be

The trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds of the Trustees. An agreement of merger or consolidation so approved by the Trustees may (a) effect any amendment to the governing instrument of the Trust; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

The Trustees may authorize the Trust or any series or class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the trust property (or all or substantially all of the trust property allocated or belonging to a particular series or class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof

Policy	The Hartford Mutual Funds II, Inc. (“HMF II”)	Hartford Funds Exchange-Traded Trust

approved by the affirmative vote of the holders of a majority of the total number of shares of all classes and series entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be.

Under Maryland law, a transfer of assets of an open-end investment company need be approved by its board of directors and by any other action required by its charter. The Board of Directors has the power to transfer assets without a shareholder vote in connection with the liquidation of any series.

(including another series or class of the Trust) upon such terms and conditions and for such consideration as may be authorized by the Trustees.

STATEMENT OF ADDITIONAL INFORMATION

Dated August [11], 2023

Registration Statement on Form N-14 Filed by:

HARTFORD FUNDS EXCHANGE-TRADED TRUST

690 Lee Road

Wayne, Pennsylvania 19087

Acquired Fund	Acquiring Fund
Hartford Quality Value Fund (a series of The Hartford Mutual Funds II, Inc.)	Hartford Quality Value ETF (a series of Hartford Funds Exchange-Traded Trust)

This Statement of Additional Information (the “SAI”) is being furnished to shareholders of the Hartford Quality Value Fund (the “Acquired Fund”), a series of The Hartford Mutual Funds II, Inc. (“HMF II”), a Maryland corporation, in connection with the acquisition of assets of the Acquired Fund by Hartford Quality Value ETF (the “Acquiring Fund”), a newly created series of Hartford Funds Exchange-Traded Trust (the “Trust”) as described in the Combined Information Statement/Prospectus (the “Conversion”). The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement/Prospectus, dated August [11], 2023, relating to the Conversion. The Combined Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 or by calling 1-888-843-7824.

Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•

The Statement of Additional Information of HMF II dated March 1, 2023, as supplemented, with respect to the Acquired Fund, incorporated by reference to Post-Effective Amendment No.  174 to HMF II’s registration statement on Form N-1A (File Nos. 002-11387 and 811-00558) (Accession No. 0001193125-23-053814) as filed with the SEC on February 28, 2023. The Statement of Additional Information includes information about other HMF II funds that are not relevant to the Conversion. Please disregard that information.

•

The Statement of Additional Information of the Trust dated August [9], 2023, with respect to the Acquiring Fund, incorporated by reference to Post-Effective Amendment No. [    ] to the Trust’s registration statement on Form N-1A (File Nos. 333-215165 and 811-23222) (Accession No. [    ]) as filed with the SEC on [    ].

•

The audited financial statements for the fiscal year ended October 31, 2022, including the financial highlights, for the Acquired Fund in the Acquired Fund’s Annual Report to shareholders, incorporated by reference to HMF II’s Form N-CSR (File No. 811-00558) as filed with the SEC on January 6, 2023. The Annual Report to shareholders includes information about other HMF II funds that are not relevant to the Conversion. Please disregard that information.

Because the Acquiring Fund was newly created for the purposes of the Conversion, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly created shell series of the Trust with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Acquired Fund. The Acquired Fund shall be the accounting and performance survivor in the Conversion, and the Acquiring Fund, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Acquired Fund.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Conversion, are included in the “Comparison of Fees” section in the Combined Information Statement/Prospectus. The Conversion will not result in a material change to the Acquired Fund’s investment portfolio due to the investment objective, strategies and restrictions of the Acquired Fund being identical to the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

1

PART C: OTHER INFORMATION

Item 15. Indemnification

Reference is made to the subsections of Article IX of the Amended and Restated Agreement and Declaration of Trust (“Declaration”) for the Registrant (also, the “Trust”). All section references below are to those contained in the Declaration.

Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-Laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-Laws.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 16. Exhibits

1.(i)

Certificate of Trust dated September 20, 2010 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

1.(ii)

Certificate of Amendment to the Certificate of Trust dated December 9, 2015 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

1.(iii)

Amended and Restated Agreement and Declaration of Trust dated December 8, 2016 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

2.

By-Laws of Hartford Funds Exchange-Traded Trust dated December 8, 2016 (incorporated by reference to Pre-Effective Amendment No.  1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization and Liquidation is incorporated herein as Exhibit A to the Combined Information Statement/Prospectus

5.	See the Amended and Restated Agreement and Declaration of Trust (Exhibit 1.(iii) above) and the By-Laws (Exhibit 2 above)

6.(i)

Investment Management Agreement with Hartford Funds Management Company, LLC dated March 8, 2017 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

6.(i).a

Amended and Restated Schedules A and B to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on February 19, 2020)

6.(i).b

Form of Amendment Number 1 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on August 4, 2021)

6.(i).c

Form of Amendment Number 2 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 8, 2021)

6.(i).d

Form of Amendment Number 3 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2021)

6.(i).e

Form of Amendment Number 4 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 3, 2021)

6.(i).f	Amendment Number 5 to the Investment Management Agreement (filed herewith)

6.(i).g	Form of Amendment Number 6 to the Investment Management Agreement (filed herewith)

6.(ii)

Form of Sub-Advisory Agreement with Wellington Management Company LLP dated March 8, 2017 (incorporated by reference to Pre-Effective Amendment No.  1 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

6.(ii).a

Amendment Number 6 to the Sub-Advisory Agreement with Wellington Management Company LLP dated March 8, 2017 (incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 24, 2021)

6.(ii).b	Form of Amendment Number 8 to the Sub-Advisory Agreement with Wellington Management Company LLP dated March 8, 2017 (filed herewith)

6.(iii)

Sub-Advisory Agreement with Schroder Investment Management North America Inc. dated September 8, 2017 (incorporated by reference to Post-Effective Amendment No.  8 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 11, 2017)

6.(iii).a

Amendment Number 2 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc. dated September 8, 2017 (incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 24, 2021)

6.(iv)

Sub-SubAdvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited dated October  19, 2016 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A, SEC file No. 002-11387, filed on February 28, 2018)

7.

Form of Distribution Agreement with ALPS Distributors, Inc. (incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 18, 2018)

7.(i)

Amendment No 1 to Distribution Agreement dated May 30, 2018 (incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2018)

7.(ii)

Amendment No 2 to Distribution Agreement dated September 21, 2018 (incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2018)

7.(iii)

Amendment No 3 to Distribution Agreement dated February 19, 2020 (incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on February 19, 2020)

7.(iv)

Amendment No 4 to the Distribution Agreement dated August 11, 2021 (incorporated by reference to Post- Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on August 4, 2021)

7.(v)

Amendment No 5 to the Distribution Agreement dated September 15, 2021 (incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 8, 2021)

7.(vi)

Amendment No 6 to the Distribution Agreement dated November 2, 2021 (incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 3, 2021)

7.(vii)	Form of Amendment No 9 to the Distribution Agreement (filed herewith)

8.	Not Applicable

9.

Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 137 to its Registration Statement on Form N-1A, SEC file No. 333-02381, filed on February 27, 2015)

9.(i)

Amendment Number 1 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2017)

9.(ii)

Amendment Number 2 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2018)

10.

Amended and Restated Rule 12b-1 Distribution and Service Plan (incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 11, 2017)

11.	Opinion of Counsel Regarding Legality of Shares Being Registered (filed herewith)

12.	Opinion and Consent of Dechert LLP as to tax matters (to be filed by subsequent amendment)

13.(i)

Master Transfer Agency and Service Agreement with State Street Bank and Trust Company dated February 13, 2018 (incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 18, 2018)

13.(ii)	Form of Participant Agreement (incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 18, 2018)

13.(iii)

Form of Investing Fund Agreement (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)

13.(v)

Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A. dated October 1, 2019 (incorporated by reference to Hartford HLS Series Fund II, Inc.’s Post-Effective Amendment No. 81 to its Registration Statement on Form N-1A, SEC file No. 033-03920, filed on April 15, 2020)

13.(v).a

Third Amendment to the Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A. dated October 1, 2019 (incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 25, 2020)

13.(v).b

Fifth Amendment to the Global Securities Lending Agency Agreement dated June 4, 2021 (incorporated by reference to The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 174 to its Registration Statement on Form N-1A, SEC file No. 333-02381, filed on February 28, 2022)

13.(v).c

Sixth Amendment to the Global Securities Lending Agency Agreement dated September 22, 2021 (incorporated by reference to The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 174 to its Registration Statement on Form N-1A, SEC file No. 333-02381, filed on February 28, 2022)

13.(v).d

Seventh Amendment to the Global Securities Lending Agency Agreement dated November 18, 2021 (incorporated by reference to The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 174 to its Registration Statement on Form N-1A, SEC file No. 333-02381, filed on February 28, 2022)

13.(vi)

Fund Accounting Agreement dated November 10, 2017 (incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2017)

13.(vi).a

Amendment Number 1 to the Fund Accounting Agreement dated November 10, 2017 (incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 25, 2020)

13.(vi).b

Amendment Number 2 to the Fund Accounting Agreement dated November 10, 2017 (incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 25, 2020)

13.(vi).c

Form of Amendment 4 to the Fund Accounting Agreement (incorporated by reference to Post- Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on August 4, 2021)

13.(vi).d

Form of Amendment 5 to the Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 8, 2021)

13.(vi).e

Form of Amendment 6 to the Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2021)

13.(vi).f

Form of Amendment 7 to the Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 3, 2021)

14.	Consent of Independent Registered Public Accounting Firm (filed herewith)

15.	Not Applicable

16.	Power of Attorney dated June 30, 2023 (filed herewith)

17.(i)

Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated May 1, 2020 (incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 25, 2020)

17.(ii)

Code of Ethics of Wellington Management Company LLP dated November 1, 2022 (incorporated by reference to Hartford Series Fund, Inc.’s Post-Effective Amendment No. 135 to its Registration Statement on Form N-1A, SEC file No. 333-45431, filed on April 13, 2023)

17.(iii)

Code of Ethics of ALPS Distributors, Inc., dated September 1, 2021 (incorporated by reference to Lattice Strategies Trust’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A, SEC file No. 333-199089, filed on November 9, 2022)

17.(iv)

Code of Ethics of Schroder Investment Management North America Inc. dated April 2020 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 162 to its Registration Statement on Form N-1A, SEC file No. 002-11387, filed on February 26, 2021)

17.(v)

Code of Ethics of Schroder Investment Management North America Limited dated March 2018 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 162 to its Registration Statement on Form N-1A, SEC file No. 333-02381, filed on February 26, 2021)

18.	Not Applicable

Item 17. Undertakings

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Wayne, and Commonwealth of Pennsylvania, on the 12th day of July 2023.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

By:	/s/ James E. Davey*
James E. Davey President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James E. Davey* James E. Davey	Trustee, President and Chief Executive Officer	July 12, 2023

/s/ Amy N. Furlong* Amy N. Furlong	Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 12, 2023

/s/ Christine R. Detrick* Christine R. Detrick	Chair of the Board and Trustee	July 12, 2023

/s/ Hilary E. Ackermann* Hilary E. Ackermann	Trustee	July 12, 2023

/s/ Robin C. Beery* Robin C. Beery	Trustee	July 12, 2023

/s/ Derrick D. Cephas* Derrick D. Cephas	Trustee	July 12, 2023

/s/ John J. Gauthier* John J. Gauthier	Trustee	July 12, 2023

/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Trustee	July 12, 2023

/s/ Paul L. Rosenberg* Paul L. Rosenberg	Trustee	July 12, 2023

/s/ David Sung* David Sung	Trustee	July 12, 2023

*By: /s/ Thomas R. Phillips Thomas R. Phillips, Attorney-in-fact * Pursuant to Power of Attorney (filed herewith)		July 12, 2023

EXHIBIT INDEX

Exhibit No.	Description

6.(i).f	Amendment Number 5 to the Investment Management Agreement

6.(i).g	Form of Amendment Number 6 to the Investment Management Agreement

6.(ii).b	Form of Amendment Number 8 to the Sub-Advisory Agreement with Wellington Management Company LLP dated March 8, 2017

7.(vii)	Form of Amendment No 9 to the Distribution Agreement

11.	Opinion of Counsel Regarding Legality of Shares Being Registered

14.	Consent of Independent Registered Public Accounting Firm

16.	Power of Attorney dated June 30, 2023